# JEWETT CAMERON OVERVIEW

# Who We Are



**CRAFTED**
**Thoughtful quality, design, and manufacture**



**STEWARDSHIP**
**Sustainable and proud positive impact**



**LEGACY**
**Service, warranty, honor**

# PRODUCTS & CATEGORIES

**LIFETIME FENCE™**

Adjust-A-Gate®
Lifetime Steel Post™
Perimeter Patrol™

**LUCKY DOG®**

Luck Dog® outdoor kennels, exercise pens, crates, poop bags, & accessories

**SPRING GARDENER**

Greenhouses, composite landscape edging, & more

JEWETT CAMERON CO. 19 53 OREGON, USA







LIFETIME FENCE™

**Adjust-A-Gate®**
**Lifetime Steel Post™**
**Perimeter Patrol™**





**Lifetime Steel Post™ & Adjust-A-Gate™**
**Flat Top & Dog Eared Cedar Fence**



**Fit Right™**
**Adjustable Chain Link**



**InfinityEURO™**
**Composite/Aluminum**



**YardGard Select™**
**Welded Wire**



**Perimeter Patrol™**
**Temporary Barricade Fence**

JEWETT CAMERON CO. 19 53 OREGON, USA

# End-User Focused & Chanel Specialists Lifetime Fence™

**Crafted fence products designed for installers and DIYers built to last a lifetime and look great on retail shelves.**





LIFETIME FENCE
Adjust-A-Gate



LIFETIME FENCE
Adjust-A-Gate™
2-RAIL GATE FRAME
ADJUSTABLE FIT AND SIZE:
• 36 in. to 72 in. width
• 45 in. high frame for fences 4 ft. to 6 ft.
EXPANDABLE
NEVER SAGS
FOR USE ON WOOD POSTS
The Adjust-A-Gate™ Gate Frame Systems Feature
• Fully adjustable gate widths
• Stays square and designed to last
• Weather-tough powder coating
• Works with all fence styles
• Includes 2-way gate latch
Package Contents



LIFETIME FENCE
Build it now.
Enjoy for a Lifetime.
Build it now. Enjoy for a Lifetime.



AG36-3
LIFETIME FENCE
Adjust-A-Gate™
3-RAIL GATE FRAME
ADJUSTABLE FIT AND SIZE:
• 36 in. to 60 in. width
• 60 in. high frame for fences 6 ft. and higher
EXPANDABLE
NEVER SAGS
LASTS A LIFETIME
FOR USE ON WOOD OR LIFETIME STEEL POST
The Adjust-A-Gate™ Gate Frame Systems Feature
• Fully adjustable gate widths
• Stays square and designed to last
• Weather-tough powder coating
• Works with all fence styles
• Includes 2-way gate latch
Package Contents

JEWETT CAMERON CO. 19 53 OREGON, USA

LUCKY DOG®

**Luck Dog® outdoor kennels, exercise pens, crates, poop bags, & accessories**



**Lucky Dog™**
**Modular Kennel**



**Lucky Dog® Poop Bags**
**Compostable**



**Lucky Dog™**
**Modular Pet Play Pen**



**Pet Cot**
**Raised Bed**



**Slyder™**
**Sliding Door Crate**

JEWETT CAMERON CO. 1953 OREGON, USA

# End-User Focused & Chanel Specialists Lucky Dog®

**Our products are designed for end users and optimized for omni-channel availability**

- **In-store retail**
- **Drop ship e-commerce**


LUCKY DOG
Pet Exercise Pen
Smart space-saving design
Secure and rattle-free
Prevents floor damage
48 in. High x 6 ft. Diameter
For Pets of All Shapes and Sizes
ZERO PLASTIC
THE ULTIMATE POOP BAG
LUCKY DOG
Pet Resort
Dog Kennel
ULTIMATE PET SECURITY
Easy Setup
Strong & Rust Resistant
Accessible
Protective

JEWETT CAMERON CO.
19 53
OREGON, USA

Wholesale brokerage for

building and manufacturing sectors

TRANSPORTATION / MARINE



CONSTRUCTION



## Innovative panel solutions to complex problems

- Laminated panels
- Acoustic panels
- Construction panels
- Jumbo panels

(Example of products)

# CONCRETE FORMS

All Grades Are Available 3/8" – 1-1/8"

| PANEL TYPE | 2'x8' | 2'x9' | 2'x10' | 2'x12' | 4'x8' | 4'x9' | 4'x10' | 4'x12' | 5'x8' | 5'x9' | 5'x10' | 5'x12' |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| BBOES | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| MDO | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| HDO | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | | | | |

Enhance job-site efficiencies and reduce costs with oversized jumbo panels

# GREENSTRIP FURRING


STUDS
SHEATHING
WEATHER BARRIER
GREENSTRIP FURRING
SIDING

Stable, efficient, cost effective and environmentally friendly engineered wood rain screen

# dB-Ply®

PANEL DAMPENING PERFORMANCE

Improvement measured on a Dynamometer enclosure at 1000 rpm


dB-PLY®
Plywood
ENCLOSURE ATTENUATION dB
30
25
20
15
10
5
0
250
500
1000
2000
4000
8000
THIRD OCTAVE BAND CENTER FREQUENCY Hz

Proprietary acoustical panel designed to reduce vibration and sound transmission

# Sales Channels

## Big Box
- Home Center
- Pet Center

## Member Retail
- Club Membership

## Small/Mid Retail
- Co-Op
- Farm & Ranch

## Distributor
- Home
- Pet

## Online
- General
- Specialty
- Lifestyle

## Direct To Consumer
- LUCKY DOG®
- LIFETIME FENCE™
- SPRING GARDENER



## International

JEWETT CAMERON CO.
19 53
OREGON, USA